Debt	12 Months Ended
Dec. 31, 2022
Debt [Abstract]
Debt

Note 4 – Debt

On October 21, 2022 (the “Closing Date”), the Company entered into a Loan and Security Agreement (the “Loan Agreement”) with JGB Collateral, LLC, a Delaware limited liability company (“JGB”), in its capacity as collateral agent (the “Agent”) and the several financial institutions or entities that from time to time become parties to the Loan Agreement as lenders (collectively, the “Lender”).

The Loan Agreement provided for term loans in an aggregate principal amount of up to $11.0 million under two tranches. The tranches consist of (i) a first tranche consisting of term loans in the aggregate principal amount of $5.5 million, of which the entire amount was funded to the Company on the Closing Date (the “Initial Term Loan Advance”); and (ii) a second tranche consisting of term loans in the aggregate principal amount of an additional $5.5 million, which may funded to the Company by the Lender in its sole and absolute discretion (subject to the terms and conditions of the Loan Agreement) until the date that is six months after the Closing Date (the “Second Term Loan Advance” and together with the Initial Term Loan Advance, the “Term Loan Advances”). Each of the Term Loan Advances will be issued with an original issue discount of $500,000.

In connection with the entry into the Loan Agreement, with respect to the Initial Term Loan Advance, the Company issued to the Lender a warrant (the “Warrant”) to purchase 1,000,000 shares (the “Warrant Shares”) of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”). The Warrant will be exercisable for a period of five years from the date of issuance at a per-share exercise price equal to $2.00, subject to certain adjustments as specified in the Warrant. If the Company seeks and obtains the Second Loan Term Advance in accordance with the terms of the Loan Agreement, the Company will issue another Warrant to the Lender to purchase 1,000,000 shares of the Company’s Common Stock at a per-share exercise price equal to $2.00 and otherwise on the same terms and conditions as the Warrant issued with respect to the Initial Term Loan Advance. The Warrant also provides for customary shelf and piggyback registration rights with respect to the Warrant Shares.

The effective interest rate on the First Tranche of $5.5 million note was 17.9%. The Company incurred debt issue costs of approximately $165,000 in connection with this loan and recorded a discount of $500,000. As of December 31, 2022, the Company had $4.2 million outstanding net of amortization of debt issue costs of $18,903 and $56,735 amortization of discount on the note. The Company incurred $166,527 of interest expense on the note during the quarter and year ended December 31, 2022. A portion of the note was attributed to the warrant for 1,000,000 shares of the Company’s stock which at the time of issuance had been valued at $799,000 using the Black-Scholes model. As of December 31, 2022, the fair value of the warrant was determined to be approximately $551,000, and accordingly, the decrease in its value was recorded as an offset other income and expense on the consolidated statement of operations. The loan requires the Company to make payments of 30 monthly payments of $183,333 beginning on April 30, 2023 with the last payment due September 30, 2025. On January 6, 2023, the Company notified its Agent and Lender that it was not in compliance with the Consolidated Quarterly Net Revenue Covenant (as defined in the Loan Agreement) for the calendar quarter ended December 31, 2022. On February 22, 2023, the Company and JGB executed an amendment to the Loan Agreement and on February 27, 2023, the Company repaid $2.0 million of the loan to JGB.

See “Note 14 – Subsequent Events” for more information.